American Century Target Maturities Trust Prospectus Supplement Target 2010 Fund ¡ Target 2015 Fund Target 2020 Fund ¡ Target 2025 Fund

Supplement dated May 5, 2010 ¡ Prospectus dated February 1, 2010

The Board of Trustees has approved a plan of liquidation for the Target 2010 Fund. Under the plan, the last day investors can open a new account will be May 28, 2010; the last day Target 2010 will accept new investments from existing shareholders will be August 31, 2010; and the liquidation date of the fund will be September 24, 2010.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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